SUPPLEMENT

DATED AUGUST 10, 2012 TO

THE HARTFORD MONEY MARKET FUND PROSPECTUS

DATED JANUARY 30, 2012,

AS LAST SUPPLEMENTED JULY 13, 2012

Effective September 1, 2012, the Prospectus of The Hartford Money Market Fund (the “Fund”) is revised as follows:

Effective September 1, 2012, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for Classes A, B, C, R3 and R4.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Classes A, B, C, R3 and R4 during this time period.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its February 2013 meeting.  The Board’s action may be changed at any time.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

HV-7164	August 2012